                                                                    May 7, 2003

Dear Shareholder:

   The Zweig Total Return Fund's net asset value declined 0.02%* for the three months ended March 31, 2003, including the $0.144 in reinvested distributions. Consistent with our policy of seeking to minimize risks, while earning reasonable returns, the Fund's average overall exposure for the quarter was approximately 63%.

   The Zweig Total Return Fund announced new management as of April 1, 2003. Carlton Neel and David Dickerson will manage the Fund in conjunction with the asset allocation strategies provided by Dr. Martin Zweig and his advisory firm Zweig Consulting LLC. Previously, Neel and Dickerson managed the Phoenix-Zweig and Phoenix-Euclid open end mutual funds. The Fund's investment objectives will remain the same under the new management.

                             DISTRIBUTION DECLARED

   In accordance with our policy of distributing 10% of net asset value per year, which equals 0.83% per month (10% divided by 12 months), the Fund recently announced a distribution of $0.047 payable on April 24, 2003 to shareholders of record on April 11, 2003. The net value of a distribution depends on the exact net asset value at the time of declaration. For the April distribution, $0.83% of the Fund's net asset value was equivalent to $0.047 per share. Including this distribution, the Fund's total payout since its inception is now $12.227

              Sincerely,

              /s/ Philip R. McLoughlin
              Philip R. McLoughlin
              Chairman
--------
* Past performance is not indicative of future results.

                                 MARKET OUTLOOK

   Our bond exposure on March 31, 2003 was 47% with average duration (a measure of sensitivity to interest changes) of 5.5 years. At yearend, our bond exposure was 40% with average duration of 4.5 years. If we were fully invested, we would be at 62.5% in bonds and 37.5% in equities. Consequently, at 47%, we were at about 75% of a full position (47% divided by 62.5%).

   U.S. Treasury bonds traded in a narrow 40 basis points range during the first quarter of 2003. The 30-year Treasury (also known as the long bond) returned 0.43% for the quarter, the 10-year note returned 1.07%, and the 5-year note returned 0.93% (all data are total returns). The bond market acts as a hedge against the stock market since bonds tend to trade well when stocks decline and tend to lose on days when stocks rise.

   Overall, because of the mixed economic data in the quarter, the military troop deployment with the threat of war, and the general volatility across global markets, Treasury bonds provided a safe haven for the fund. As noted earlier, the duration of the fund's holdings was slightly higher than the long-term average, in order to take advantage of the relative security of Treasuries. We also had an overweight position in the 10-year sector, which was the best performing sector of the yield curve. While we remain positive on bonds, we would look to trim our bond position if the economy shows greater strength and commodity prices rise.

   Our equity exposure at the close of the first quarter was 22%, unchanged from the year-end figure. At 22%, we are at about 59% of a full position (22% divided by 37.5%).

   The first quarter was a difficult one for the stock market. For the quarter, the Dow Jones

Industrial Average fell 4.9%, the S&P 500 Index dipped 3.15%, and the Nasdaq Composite Index eked out a meager 0.42% gain.

   In the first quarter the market was largely concerned over the potential war with Iraq. Fears about the possible developments in the war, combined with higher oil prices that have since abated, put a monkey wrench in the economy and the market consequently sold off.

   While people were concerned with the war, they still followed the economic numbers, which were poor. The war became a major short-term worry, but the market had tremendous problems before Iraq took center stage and it still does. There is still a hangover from the bursting of the stock market bubble, there is too much debt in the economy, and stock prices are too high on a valuation basis. With the war virtually over, the other economic problems remain.

   Working on the reconstruction of Iraq, some American companies will benefit from contracts estimated as high as $100 billion. No one knows how these contracts will be paid, be it through oil money from Iraq or the U.S. Government. Regardless of who pays, it is unlikely that this expenditure will give the overall economy a significant lift.

   The small amount of cash held by mutual funds is a huge negative for the market. In 1990, mutual funds held about 13% of their assets in cash. Now, they are running at about 4.5%. This cash level is close to the lowest in history. Making matters worse, mutual funds have had net redemptions. This means that they have to sell more and more stock to meet the buyouts. It makes no sense for mutual funds to be significantly optimistic while holding minimal amounts of cash. In my opinion, the long-term bear market will not be over until the cash position at mutual funds is much higher.

   In February, investors withdrew a net $11.1 billion from stock funds. It was the eighth month out of the past nine where more money was taken out than put in. During much of the l990s, particularly in the late 1990s, the public was buying mutual funds hand-over-fist, at inflated prices. Now, the public has been burned and turned off to mutual funds. This situation probably will continue. It will put a drag on the market, just as money pouring in helped push the market up.

   Sometimes panic in mutual funds--such as in 1998--will result in a huge figure in net redemptions. But, what is taking place is not a panic. It has been going on month after month. It's a war of attrition and I don't see it turning around until the market is no longer overpriced.

   S&P 500 stocks are trading at about 28 times earnings over the past year. At the end of the 1990-1991 recession, that number was about 15.5. But, it is hard to evaluate these figures because of questions regarding the quality of reported earnings. A recent article in Barron's indicated that if companies recognized stock options as an expense, which they should, S&P earnings would be 10% lower than reported. And, that forecast doesn't address the case of pension accounting, which has overstated earnings for a few years. In addition, there is confusion regarding operating earnings and pro-forma earnings and we continue to see more cases of fraud and accounting deception. Even if the numbers were not overstated, the price/earnings ratios are still too high.

   Overall bullish sentiment at the end of the 1990-1991 recession was about 34% compared to about 47% today. Back then, Wall Street strategists' bullish sentiment was about 47% and now it is about 63%. The first percentages refer to the numbers of stock market investment newsletters that were and are bullish. That figure has never gotten as low as it did near the bear market bottoms in recent years. The numbers for the Wall Street strategists don't go back quite as far. They go back to the 1980s and we are now close to a record high of optimism for this group.

   Can this group of Wall Street strategists be right at the bottom of one of the worst bear markets ever? While not wholly optimistic, the advisors are not as pessimistic as they usually get at bear market bottoms. As with the mutual fund managers, the optimism among advisors and strategists is simply not realistic right now.

   There is one segment of society that is not optimistic. Consumer sentiment fell in March to 62.5%, the lowest reading in about ten years. In the past when consumer sentiment has gotten this pessimistic, we had stock market bottoms. This occurred during short-lived recessions after World War II. We have had several recessions that lasted for a couple of quarters during a poor economy. Amid consumer pessimism, the market hit bottom. In 2001, we had a recession. It has been over for quite a while, but the recovery has been anemic and the question is whether we are going into a second recession or something worse.

   In either scenario, perhaps the extreme consumer pessimism doesn't really matter. If we had surveys back in the 1930s, I guarantee that consumers would have been pessimistic long before the stock market bottomed. Back then, the economy then was in an unusual period of collapsing on itself. We may be facing something roughly akin to that. I don't think we will have a 1930s depression. However, we may be in for a period of very slack economic growth or even a double-dip recession. In that case, it may be premature to look at the pessimistic consumer sentiment numbers and say, therefore, the market will go up.

   A more positive indicator is the fact that there were just five initial public offerings in the U.S. in the first quarter, raising $642 million--the poorest level since the fourth quarter of 1990. That was the last time this market raised less than $1 billion. One sign to look for in identifying a bear market bottom is the drying up of IPOs. It reflects an environment so bleak, a new issue can't be sold. However, there were periods in the long bear markets, such as in 1973-1974, when the markets kept going down, despite a lack of IPOs. However, in and of itself, I think that today's low rate of IPOs is a positive factor. It is in our sentiment models, but there's a lot more out there that is negative.

   The recent rise in labor productivity is not a very positive sign for the stock market. Productivity climbed 4.8% in 2002, the greatest jump since 8.5% in the 1950s. When productivity gains as much as it has, the stock market generally does not do well.

   It happens regularly after recessions like the one we had in 2001. After large layoffs, there are fewer people producing the goods, which increases productivity rates. I don't consider what has happened to be productivity advancement. It simply underscores that we have had a recession. When productivity rises for four or five quarters, the market usually underperforms.

   Although productivity is rising, manufacturing activity is falling. The Institute of Supply Management reported that its index of manufacturing activity dropped to 46 in March from 50.5 in February. That's below the 50-level that marks the link between economic expansion and contraction. In the past, when that number has dipped to the low 40s, it has usually signaled a bottom for the stock market. But, I take that March number with a grain of salt because it was impacted by the war. I would not be surprised if the next number showed improvement. In any event, the recent numbers are mediocre and not a good sign for the economy.

   At its March meeting, the Fed left interest rates unchanged at 1.25%--its lowest level in 41 years--saying it couldn't characterize the current risks in the economy. As indicated earlier, I'm not predicting that we will have double-dip inflation, but it is a possibility. What we have to contend with are simultaneous deflationary and inflationary trends. Deflationary pressures include an excess capacity, an unwillingness to invest in capital improvements, and a torrent of cheap goods flooding the world from low-cost labor markets such as China, Mexico, India, and others.

   If the Fed is worried about deflation or the economy, it will try stimulation through monetary growth and lower interest rates. That kind of stimulation can be inflationary and we have already seen some inflation recently in oil and energy related areas. As for money supply, its rate of growth has diminished quite a bit and that is not inflationary. Of course, we also have the war and recession-related government deficits that tend to be inflationary. So, it's hard to see if we're heading for inflation or deflation and we don't know if the Fed will cut rates some more--considering that it has already cut a dozen times, with little impact.

   I don't put much stock in the Congressional Budget Office's projection that President Bush's proposed round of tax cuts could produce a string of deficits exceeding $1.82 trillion over the coming decade. I think long-term estimates of deficits are very unreliable. No one has ever gotten them right or even close. How can anyone know what will happen five or ten years down the road? However, if the deficits keep getting bigger, the markets will have problems with that. After going through a war and a recession, it's normal to have a deficit. If we get a recovery, it won't be a problem. But, I have my doubts whether we will see much recovery in the short term.

   In an attempt to bolster the economy and the stock market, President Bush has been pushing a proposal to end dividend taxation. Administration officials claim it could boost stock prices by 15 to 20%. While it's hard to quantify the effect of such action, I think it already has had a positive impact on the market. However, the plan has run into snags in Congress and it's not likely that dividend taxes will be eliminated entirely. We may see a gradual phase-in or a partial exemption. Should that happen, it would make some companies willing to pay more dividends. But, with the dividend yields so low and the market so overvalued, I don't know whether it would have a significant short-term impact.

   In the last annual report, we ventured that we didn't think stocks had bottomed at their recent lows. That opinion still holds. I believe the market will continue for a long time on a major bear trend basis. We could get six months or even a year on the upside, but, eventually, the market will go lower. In addition to its heavy overvaluation, it has too many other problems.

   Indicators were not too bad at the last bottom early in the year, but a lot of the improvement has gone by the boards. Many shorter-term indicators had improved, but now they're not as strong. I'm looking at mediocre sentiment indicators right now. This is typical of a bear market rally, which is what I believe we are experiencing. If the market goes higher, I believe my indicators that are now in a neutral zone, will get worse.

   Summing up, I don't believe there is enough long-term pessimism in the market. I see the economy as a real problem, with stocks greatly overvalued. On the near-term positive side, the winding down of the war may lift consumer psychology. It should help keep oil prices lower, which could help the economy. But, we rallied before and during the war and the market doesn't discount the same things twice. While the war outcome is a distinct plus, I don't think it offsets the market's other problems.

   At this writing we are about 69% invested and hold about 31% cash. So, I am not a flat-out bear, but I am trying to be very cautious.

              Sincerely,

                                                  [GRAPHIC]


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   In accordance with our investment policy guidelines, all of our bonds are U.S. Government and Agency obligations. As mentioned earlier, the portfolio's average duration was 5.5 years on March 31, 2003. This compares with 4.5 years on December 31, 2002. Since these bonds are highly liquid, they provide the flexibility to respond quickly to market conditions.

   Our leading equity industry groups at the end of the first quarter included health care, financial services, technology, consumer products, energy, and retailing. With the exception of retailing, all of these groups were in our previous listing. During the quarter, we added to our holdings in energy and health care.

   Our largest individual holdings include Microsoft, Pfizer, IBM, Johnson & Johnson, General Electric, Pharmaceutical HOLDRs Trust, Citigroup, Wells Fargo, Dell, and Bank of America. During the quarter, we added to our position in Pharmaceutical and trimmed our holdings in AIG, which was on our previous listing.

              Sincerely,


                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF NET ASSETS

                                March 31, 2003
                                  (Unaudited)

                                                         Shares      Value
                                                       -------    ------------
  COMMON STOCKS                                 22.10%
  AEROSPACE & AIR TRANSPORT                      0.88%
     Boeing Co.....................................     22,900    $    573,874
     L-3 Communications Holdings, Inc..............     22,500(a)      903,825
     Northrop Grumman Corp.........................     15,000       1,287,000
     Raytheon Co...................................     31,500         893,655
     United Technologies Corp......................     15,800         912,924
                                                                  ------------
                                                                     4,571,278
                                                                  ------------
  BUILDING & FOREST PRODUCTS                     0.41%
     International Paper Co........................     25,300         855,140
     Smurfit-Stone Container Corp..................     54,600(a)      729,401
     Temple-Inland, Inc............................     15,000         561,000
                                                                  ------------
                                                                     2,145,541
                                                                  ------------
  CHEMICALS                                      0.23%
     E.I. du Pont de Nemours & Co..................     30,100       1,169,686
                                                                  ------------
  COMMERCIAL SERVICES                            0.22%
     First Data Corp...............................     30,700       1,136,207
                                                                  ------------
  CONSUMER PRODUCTS & SERVICES                   1.77%
     Anheuser-Busch Cos., Inc......................     30,600       1,426,266
     Avon Products, Inc............................     35,500       2,025,275
     Kimberly-Clark Corp...........................     30,000       1,363,800
     PepsiCo, Inc..................................     26,100       1,044,000
     Procter & Gamble Co...........................     23,400       2,083,770
     Unilever NV, ADR..............................     21,000       1,248,240
                                                                  ------------
                                                                     9,191,351
                                                                  ------------
  EXCHANGE TRADED FUNDS                          2.90%
     iShares Dow Jones U.S. Consumer Non-Cyclical
       Sector Index Fund...........................     30,000       1,150,200
     Pharmaceutical HOLDRs Trust...................     39,000       2,891,850
     S&P 500 Index Fund............................    130,000      11,016,200
                                                                  ------------
                                                                    15,058,250
                                                                  ------------
  FINANCE -- FINANCIAL SERVICES                  3.26%
     Allstate Corp.................................     30,600       1,015,002
     American International Group, Inc.............     25,000       1,236,250
     Bank of America Corp..........................     38,500       2,573,340

                                                        Shares      Value
                                                      -------    ------------
  FINANCE -- FINANCIAL SERVICES (CONTINUED)
     Citigroup, Inc...............................     85,200    $  2,935,140
     Fannie Mae...................................     22,700       1,483,445
     Goldman Sachs Group, Inc.....................     22,500       1,531,800
     Lehman Brothers Holdings, Inc................     30,400       1,755,600
     Morgan Stanley...............................     30,500       1,169,675
     Washington Mutual, Inc.......................     15,000         529,050
     Wells Fargo & Co.............................     59,800       2,690,402
                                                                 ------------
                                                                   16,919,704
                                                                 ------------
  HEALTH CARE                                   3.44%
     Amgen, Inc...................................     45,000(a)    2,589,750
     Barr Laboratories, Inc.......................     31,500(a)    1,795,500
     Johnson & Johnson............................     51,700       2,991,879
     MedImmune, Inc...............................     23,900(a)      784,637
     Medtronic, Inc...............................     15,000         676,800
     Pfizer, Inc..................................    131,400       4,094,424
     St. Jude Medical, Inc........................     37,500(a)    1,828,125
     UnitedHealth Group, Inc......................     15,200       1,393,384
     Wyeth........................................     45,000       1,701,900
                                                                 ------------
                                                                   17,856,399
                                                                 ------------
  MANUFACTURING                                 0.61%
     General Electric Co..........................    124,200       3,167,100
                                                                 ------------
  MEDIA                                         1.09%
     Clear Channel Communications, Inc............     23,500(a)      797,120
     Gannett Co., Inc.............................     15,000       1,056,450
     Tribune Co...................................     34,500       1,552,845
     Viacom, Inc., Class B........................     37,500(a)    1,369,500
     Walt Disney Co...............................     52,100         886,742
                                                                 ------------
                                                                    5,662,657
                                                                 ------------
  METALS                                        0.08%
     Inco Ltd.....................................     22,500(a)      418,950
                                                                 ------------
  OIL & OIL-GAS DRILLING                        1.95%
     ConocoPhillips...............................     34,000       1,822,400
     Exxon Mobil Corp.............................     66,200       2,313,690
     Occidental Petroleum Corp....................     65,500       1,962,380
     Talisman Energy, Inc.........................     23,800         943,908
     TotalFinaElf SA, ADR.........................     19,500       1,233,765
     Valero Energy Corp...........................     45,000       1,862,100
                                                                 ------------
                                                                   10,138,243
                                                                 ------------
  RAILROADS                                     0.16%
     Union Pacific Corp...........................     15,000         825,000
                                                                 ------------

                                                         Shares         Value
                                                     ------------    ------------
RESTAURANTS                                    0.18%
   Wendy's International, Inc....................          33,000    $    907,830
                                                                     ------------
RETAILING                                      1.11%
   Best Buy Co., Inc.............................         30,000 (a)      809,100
   Kroger Co.....................................         45,000 (a)      591,750
   Lowe's Cos., Inc..............................          29,500       1,204,190
   Reebok International Ltd......................         23,000 (a)      755,550
   Wal-Mart Stores, Inc..........................          46,100       2,398,583
                                                                     ------------
                                                                        5,759,173
                                                                     ------------
TECHNOLOGY                                     2.98%
   Cisco Systems, Inc............................         92,700 (a)    1,203,246
   Dell Computer Corp............................         96,100 (a)    2,624,491
   Intel Corp....................................         130,600       2,126,168
   International Business Machines Corp..........          39,000       3,058,770
   Microsoft Corp................................         185,100       4,481,271
   Nokia Corp., ADR..............................          60,300         844,803
   Texas Instruments, Inc........................          69,500       1,137,715
                                                                     ------------
                                                                       15,476,464
                                                                     ------------
TELECOMMUNICATIONS                             0.42%
   CenturyTel, Inc...............................          45,000       1,242,000
   SBC Communications, Inc.......................          46,600         934,796
                                                                     ------------
                                                                        2,176,796
                                                                     ------------
UTILITIES -- ELECTRIC & GAS                    0.41%
   Entergy Corp..................................          22,100       1,064,115
   Exelon Corp...................................          21,000       1,058,610
                                                                     ------------
                                                                        2,122,725
                                                                     ------------
       Total Common Stocks...................                         114,703,354
                                                                     ------------

                                                        Principal
                                                         Amount         Value
                                                     ------------    ------------
UNITED STATES GOVERNMENT AND AGENCY
  OBLIGATIONS                                 46.50%
   United States Treasury Notes, 6.00%, 8/15/09..    $ 21,900,000    $ 25,405,730
   United States Treasury Notes, 5.00%, 8/15/11..     132,000,000     144,777,204
   United States Treasury Notes, 3.88%, 2/15/13..      30,000,000      30,134,790
   United States Treasury Bonds, 10.75%, 5/15/03.      15,000,000      15,174,637
   United States Treasury Bonds, 6.38%, 8/15/27..      21,500,000      25,818,490
                                                                     ------------
       Total United States Government and Agency Obligations.         241,310,851
                                                                     ------------

                                                           Principal
                                                            Amount        Value
                                                           ----------  ------------
  SHORT-TERM INVESTMENTS                          31.11%
     BMW US Capital LLC, 1.38%, 4/01/03................    25,000,000  $ 25,000,000
     Toyota Motor Credit Corp., 1.22%, 4/01/03.........    25,000,000    25,000,000
     UBS Financial Corp., 1.39%, 4/01/03...............    25,000,000    25,000,000
     Wal-Mart Stores, Inc., 1.25%, 4/01/03.............     6,500,000     6,500,000
     Merck & Co., Inc., 1.22%, 4/10/03.................    15,000,000    14,995,425
     Goldman Sachs & Co., 1.25%, 4/17/03...............    20,000,000    19,988,889
     New York Life, 1.24%, 4/29/03.....................    25,000,000    24,975,889
     7-Eleven, Inc., 1.27%, 4/30/03....................    20,000,000    19,979,539
                                                                       ------------
         Total Short-Term Investments..........................         161,439,742
                                                                       ------------
         Total Investments -- 99.71%...........................         517,453,947
         Cash and Other Assets Less Liabilities -- 0.29%.......           1,526,434
                                                                       ------------
         Net Assets (Equivalent to $5.66 per share based on
           91,761,728 shares of Capital stock
           outstanding) -- 100%................................        $518,980,381
                                                                       ============

--------
   (a) Non-income producing security.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS

                                March 31, 2003
                                  (Unaudited)


                                                                                     Net Asset Value
                                                              Total Net Assets         per share+
                                                         --------------------------  --------------
Beginning of period: December 31, 2002..................               $532,763,318          $ 5.81
   Net investment income................................ $  2,088,189                $ 0.02
   Net realized and unrealized loss on investments......   (2,657,287)                (0.03)
   Dividends from net investment income and
     distributions from net long-term and short-term
     capital gains......................................   (2,088,189)                (0.02)
   Tax return of capital................................  (11,125,650)                (0.12)
   Net asset value of shares issued to shareholders in
     reinvestment of dividends resulting in issuance of
     common stock.......................................           --                    --
                                                         ------------                ------
   Net decrease in net assets/net asset value...........                (13,782,937)          (0.15)
                                                                       ------------          ------
End of period: March 31, 2003...........................               $518,980,381          $ 5.66
                                                                       ============          ======

--------
+ Per share data are being calculated based on average share method.

--------------------------------------------------------------------------------

                               SUBSEQUENT EVENT

On May 7, 2003, the Board of Directors appointed the following new officers of the Fund: Carlton Neel, Executive Vice President; David Dickerson, Vice President; and Nancy Curtiss, Treasurer.

                                KEY INFORMATION
1-800-272-2700 Zweig Shareholder Relations:
               For general information and literature

1-800-272-2700 The Zweig Total Return Fund Hot Line:
               For updates on net asset value, share price, major industry groups and other key information
                               REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               -----------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Philip R. McLoughlin
Chairman of the Board and President

Jeffrey Lazar
Executive Vice President and Treasurer

Nancy J. Engberg
Secretary

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
56 Prospect St.
PO Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
EquiServe Trust Co., N.A.
PO Box 43010
Providence, RI 02940-3010


Legal Counsel
Katten Muchin Zavis Rosenman
575 Madison Avenue
New York, NY 10022

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 1376                                                              3206-1Q-03

      Quarterly Report



      Zweig

      The Zweig Total
      Return Fund, Inc.


      March 31, 2003


                                    [GRAPHIC]